SEPTEMBER 30, 2001

ANNUAL  REPORT

CONSECO  STOCKCAR
STOCKS  INDEX  FUND
INVESTING  IN  THE  COMPANIES  THAT  SUPPORT  AMERICA'S  #1  SPECTATOR  SPORT

NASCAR

CONSECO,  THE  OFFICIAL  FINANCIAL  SERVICES  PROVIDER  OF  NASCAR

                                                                          [LOGO]
                                                                         CONSECO
                                                                      Steo up.tm

--------------------------------------------------------------------------------
POWERED  BY  THE  GROWTH  OF  STOCKCAR  RACING'S
TOP  CORPORATE  SPONSORS

     The horsepower behind the Fund's exciting return potential comes from the companies it invests in. Each is either a major sponsor, or is closely associated with many - if not all - of the NASCAR Winston Cup Series events you enjoy.

GUIDED  BY  AN  ESTABLISHED  INDEX

     The Fund relies on the Conseco StockCar Stocks Index (the "Index") to guide it through the market's twists and turns. The American Stock Exchange (AMEX) calculates and publishes the index's daily value, under the ticker symbol RCE.

     An index is an unmanaged portfolio typically used to determine the performance of a specific market sector. While it is not possible to invest directly in an index, this Fund essentially mirrors its index in terms of the companies it holds and the size of each holding. Since index funds are passively managed, any time there is a change in the index1, the same change is made in the Fund's holdings.

     Certain risk factors will be present in the Fund to the extent that they are present in the holdings of the index. For example: smaller companies historically have been subject to greater volatility than larger companies.

MANAGED BY CONSECO CAPITAL MANAGEMENT, INC.

     Behind the Fund's distinguished portfolio and investment guidelines lies Conseco Capital Management, Inc. (CCM), the Fund's investment adviser. With more than $31 billion in taxable and tax-exempt assets under management, as of September 30, 2001, CCM is a wholly owned subsidiary of Conseco, Inc.

     A provider of wealth management solutions to nearly 13 million customers, Conseco, Inc. became a publicly owned company in 1985 and is traded on the New York Stock Exchange (symbol: CNC). In addition to sponsoring A.J. Foyt's Winston Cup Series #14 Team Conseco Pontiac Grand Prix, Conseco also is the official financial services provider of NASCAR.

TICKER SYMBOL: SCARX

1 To own all the stocks in the Conseco StockCar Stocks Index, we estimate the fund needs to have at least $25 million to invest. (As of September 30, 2001, it had $4.8 million.) Until the Fund reaches that investment level, we may buy a selection of stocks - and other securities - chosen to track the Index as closely as possible. During this start-up investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

TABLE OF CONTENTS
--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW                                                   2
STATEMENT OF ASSETS AND LIABILITIES                                          4
STATEMENT OF OPERATIONS                                                      5
STATEMENT OF CHANGES IN NET ASSETS                                           6
SCHEDULE OF INVESTMENTS                                                      8
NOTES TO FINANCIAL STATEMENTS                                               12
FINANCIAL HIGHLIGHTS                                                        14
REPORT OF INDEPENDENT ACCOUNTANTS                                           15
BOARD OF DIRECTORS                                                          16

This report is for the information of Conseco StockCar Stocks Index Fund shareholders. It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

PORTFOLIO  MANAGER'S  REVIEW
--------------------------------------------------------------------------------
September 30, 2001

THE WORLD TURNED UPSIDE-DOWN!

     Two hundred-twenty years ago, when Lord Cornwallis surrendered to George Washington, ending the Revolutionary War, stories tell of British bandsmen playing a contemporary tune entitled "The world turned upside down". In ways not fully-understood at this time, September's terrorist assaults were a shaking-up of the world as we have known it. Weeks or months are too-short a time to afford perspective on the attacks or their effects, and history provides only sketchy guide-posts. At this early date, however, shock seems-to have given way to national, even international, resolve to press-on, despite formidable economic and political uncertainties.

     Even before the attacks, however, the year had been beset on all sides by events more-extraordinary than was true last year. In the face of the weakest economy since the early-1990's, the appeal of long-term investing faded. Compared-to the late-90's glory days, fear seemed to be winning its ancient struggle with greed. Major equity indices all posted double-digit drops and "value" stocks have performed best. Many are among the forty-nine companies held by your fund, and the Fund's outstanding performance has not been lost on financial news providers. Bloomberg Financial News, for example, ranks it among the top ten in its growth-income category.

A BUMPY RIDE!

     If financial markets were seen as a NASCAR season, we might liken 2001 to going to Daytona with high hopes, hitting slick spots and wrecking in a string of races, bouncing back to post good April-June runs, then seeing things just fall apart, to wind-up down a couple laps down. Not one major equity index had positive returns for the first nine months, verifying what we thought last October - that it would be no easy task to make money in stocks during 2001.

     At the moment, it's difficult to recall that, after drifting lower last October-November, stocks began revving-up again. By mid-February, the S&P 500, the Dow and the Russell 2000 were all near their September 30 levels. As-late-as last November, the Federal Reserve Board worried more about inflation than a softening economy. Consequently, as 2000 drew to a close, many strategists expected a turnabout in financial markets.

     A comment from our last annual report proved prophetic - that stock price volatility would continue to prove troublesome. Indeed, price swings in the indices this year have been even-wider than last year's. There's little doubt that slowing economies worldwide have been partly to blame. There is little question, either, that the on-going carnage in the "new economy" sector also played a role.

DEBRIS ON THE TRACK!

     It doesn't take a "spotter" from the Fed to see the mess on the economy's racecourse, but clearing-it won't be as-easy as sending a clean-up crew out after a wreck. Twelve months ago, real GDP was perking along and, while the yellow flag was out, restraining inflation and growth were the Fed's main worries. As quickly as a blown engine crushes a driver's hopes, sagging exports and business investment in late-2000 left consumer spending as the economy's main hope.

     Moving as-quickly-as any pit crew, the Federal Reserve Board did a quick reversal. To limit the fall-out, it began chopping interest rates in-earnest. After nine rate cuts, including two since September 11, its benchmark Federal Funds target is now at 2.5%. Down four percentage points since December 2000, it stands at its lowest level since 1962, and further easing is likely if the economy remains weak. Such injections of racing fuel may be helpful, but rate cuts take time to "kick-in", and the effects have not-yet been felt. Crude oil prices have dropped nearly one-third from last year's highs. Foreign currencies are mixed - the long slide in the Euro has reversed, but the Japanese yen has drifted farther. The hope is that overseas operations of U. S. corporations will not be as badly bruised by falling currencies.

     One thing is constant - investors have limited patience. They continue to jump ship at the slightest disappointment, and there's been no shortage of that. The carnage has been greatest among over-the-counter stocks, but other major indices have also suffered. Following five years of stellar returns (at least 20% annually in price alone), the benchmark Standard & Poor 500-Stock Index slipped 10% in 2000, and another 21% from December through September 30.

     Mutual fund cash-flow data from AMG Data Services reflect a broad shift in sentiment. Only $19 billion of cash went to equity funds through October 3, which pales by comparison to an average of $137 billion from 1997-2000. Technology and aggressive-growth funds have taken big hits, while money-market and bond funds have seen inflows balloon. Small wonder then that Lipper, Inc. reports that the average diversified stock mutual fund declined 17.8% in the third quarter.

OLD RELIABLES!

     Many of the fund's holdings are old-economy/value stocks, not well-regarded in the era of high-flyers. Their solid financials and track records of earnings and dividends have been a solid base during uncertain times, and have propelled the Fund's recent outstanding results.

     No fund, Conseco StockCar Stocks included, can completely isolate itself from events swirling about it. There is no question that Coke, General Motors, and Home Depot have suffered along-with the Internet darlings. However, the fund's portfolio, broadly-diversified by industry and sector, provides a measure of safety not-always found in funds with a narrower focus. Ahead 4.69% for the year ended September 30, 2001, fund results are striking compared-to the 26.6% drop in the S&P 500 over that time.

     Stellar performances by Action Performance, Lowe's Companies, Kmart, Tosco, Genuine Parts, R. J. Reynolds Tobacco and Philip Morris led the charge. With strong sales and expense control, Action's earnings exceeded expectations, and prospects for continued growth are excellent. New stores, sustained earnings, and a relatively-low valuation boosted Lowe's. Kmart's turnaround is incomplete, but initial signs are encouraging, and discount retailers often do well during recessions. Record earnings and a merger proposal from Phillips Petroleum were fuels driving Tosco. Diverse businesses that traditionally hold-up well in downturns have underpinned Genuine Parts' advance. Dividend increases and low valuations have had cigarette-makers R. J. Reynolds and Philip Morris smoking this year, plus their stocks are seen as safe hiding places in tough times.

     Among the wrecks are Global Crossing, Coors, Daimler/Chrysler, Ford, Coca-Cola and GE. The downturn took a toll on communications, and high-speed providers like Global Crossing felt the sting. Demographics for brewers are favorable, but cool weather has slowed Coor's sales while higher advertising costs hurt earnings. Layoffs add to the woes of Daimler/Chrysler and Ford, whose sales were already suffering from a glut of unsold vehicles. Soft drinks are normally viewed-as recession-resistant, but Coke's cutting of its sales outlook causes one to wonder. Scrapping a planned joint venture with Procter & Gamble has also made investors skittish. GE, a late-90's bellwether, has been sliding. Some of that may be the result of Jack Welch's retirement, but a failed effort to acquire Honeywell plus projected insurance losses from the September 11 attacks have further shaken investor confidence.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------
DRIVER CHANGES!

     Several portfolio changes occurred this racing season. New companies include hardware/tool-maker Black & Decker, and consumer-products giant Newell Rubbermaid, added in April. We dropped equipment rental company NationsRent in June when its market capitalization fell below required minimum levels. PepsiCo's acquisition of Quaker Oats has essentially doubled the Pepsi weighting. By acquiring Tosco, Phillips Petroleum takes Tosco's spot. Electronic Arts, a creator/distributor of entertainment software, and Protection One, which provides electronic monitoring and surveillance services, have negotiated long-term race sponsorships, and will be added to the Index and the Fund. The effect of the economic slow-down on potential NASCAR affiliations is impossible to quantify at this time.

THE LONG-TERM VIEW!

     From the start, we've said that a long-term approach, patience, and ownership of solid companies are keys to investment success. The fund's buy-and-hold philosophy, based-on long-established NASCAR relationships and the Index methodology, should translate to a broadly-constructed and tax-efficient portfolio, widely-spread across varying market capitalization sizes, which we believe has the potential to provide above-average returns.

     In comparing your fund's performance to the Standard & Poor 500 or other index, you should keep four things in-mind:

1. The S&P 500 Index is weighted-by market capitalization. Stocks of larger companies with more shares have a greater impact on the index than the stocks of smaller companies.
2. An index incurs no transaction, custodian, or management fees, which impact any fund's returns.
3. Your fund is "equally-weighted" at the start of the year. Each stock begins the year with the same weighting -- the smallest company starts out on equal footing with the largest. Changes in weightings and the fund's return will be determined solely by individual stock performance.
4. The S&P 500 includes companies and sectors with no ties to racing, which may have positive or negative effects on comparisons to the Fund.

     As this is being written, Fund shares have rebounded strongly from the levels immediately after September 11. The NAV is also up from year-end, placing Conseco StockCar Stocks among a handful of funds with positive results in 2001. While no Winston Cup team or mutual fund can realistically expect to win every time out, we expect that our proven investment approach will deliver solid long-term results.

                                                           Robert T. Carter, CFA
                                                               Portfolio Manager

1 Past performance may not be indicative of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements in effect through April 30, 2002. If the expense reimbursements were not in place, the fund's return would have been lower.
2    Direct class shares are "no-load" shares and are sold without sales load.
3 The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general.

GROWTH OF $10,000


               Conseco Stockcar        Conseco StockCar
              Stocks Index Fund             Stocks
DATE        (Direct Class shares)       ("CSCS") Index       S&P 500 Index
----------  ----------------------  ----------------------  --------------
10/1/1998.  $            10,000.00  $            10,000.00  $    10,000.00
10/30/1998  $            11,180.08  $            10,929.00  $    10,813.40
11/30/1998  $            11,815.61  $            11,603.98  $    11,468.80
12/31/1998  $            12,185.27  $            11,925.41  $    12,129.63
1/29/1999.  $            12,329.58  $            12,122.41  $    12,636.89
2/26/1999.  $            12,032.99  $            11,845.66  $    12,244.14
3/31/1999.  $            12,402.83  $            12,199.49  $    12,734.03
4/30/1999.  $            12,950.85  $            12,762.74  $    13,227.22
5/28/1999.  $            12,958.00  $            12,213.94  $    12,914.92
6/30/1999.  $            12,989.26  $            12,716.91  $    13,631.70
7/30/1999.  $            12,708.41  $            12,460.03  $    13,206.12
8/31/1999.  $            12,192.75  $            11,939.08  $    13,140.09
9/30/1999.  $            11,891.10  $            11,628.06  $    12,779.92
10/29/1999  $            12,187.83  $            11,934.11  $    13,588.63
11/30/1999  $            12,285.60  $            12,046.29  $    13,864.89
12/31/1999  $            12,317.20  $            12,076.05  $    14,681.53
1/31/2000.  $            11,707.98  $            11,409.21  $    13,943.93
2/29/2000.  $            10,984.54  $            10,675.71  $    13,679.97
3/31/2000.  $            11,667.54  $            11,443.29  $    15,018.28
4/28/2000.  $            11,655.96  $            11,247.27  $    14,566.38
5/31/2000.  $            11,841.11  $            11,446.35  $    14,267.48
6/30/2000.  $            11,541.20  $            11,231.38  $    14,619.17
7/31/2000.  $            11,221.88  $            10,931.51  $    14,390.68
8/31/2000.  $            11,676.79  $            11,445.29  $    15,284.48
9/30/2000.  $            11,743.82  $            11,547.15  $    14,477.61
10/31/2000  $            11,891.29  $            11,658.93  $    14,416.37
11/30/2000  $            11,743.82  $            11,481.71  $    13,280.36
12/31/2000  $            12,386.91  $            12,107.46  $    13,345.44
1/31/2001.  $            12,776.44  $            13,266.15  $    13,819.20
2/28/2001.  $            12,592.30  $            13,036.64  $    12,558.89
3/31/2001.  $            12,748.11  $            13,289.56  $    11,762.65
4/30/2001.  $            13,718.38  $            14,346.08  $    12,676.61
5/31/2001.  $            14,122.07  $            14,806.58  $    12,761.55
6/30/2001.  $            14,447.86  $            15,198.96  $    12,451.44
7/31/2001.  $            14,277.88  $            15,027.21  $    12,329.42
8/31/2001.  $            14,313.29  $            15,099.34  $    11,557.60
9/30/2001.  $            12,294.84  $            12,903.90  $    10,624.90

     The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Direct Class shares through 09/30/01. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 09/30/01)

                              Inception                              Since
                              Date                1 Year             Inception
                              ---------           ------             ---------
Direct Class Shares(2)        10/01/98             4.69%               7.13%
S&P 500 Index(3)              10/01/98           (26.61%)              2.04%
CSCS Index                    10/01/98            11.74%               8.87%

TOP 10 HOLDINGS (as of 09/30/01)

Action Performance Companies, Inc.                                     13.6%
PepsiCo, Inc.                                                           4.2%
Lowe's Companies, Inc.                                                  2.7%
Kmart Corp.                                                             2.5%
Phillips Petroleum Company                                              2.4%
Genuine Parts Co. (NAPA)                                                2.2%
R.J. Reynolds Tobacco Holdings, Inc.                                    2.2%
Sprint Corporation                                                      2.2%
Kellogg Co.                                                             2.2%
CBRL Group, Inc. (Cracker Barrel)                                       2.2%

TOP 5 SECTORS (as of 09/30/01)

Food and Kindred Products                                              16.4%
Durable Goods - Wholesale                                              15.9%
Petroleum Refining and Related Industries                              11.6%
Amusement and Recreation Services                                       7.2%
Transportation Equipment                                                6.3%

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2001

ASSETS:
Investments in securities at cost                                    $4,980,834
--------------------------------------------------------------------------------
Investments in securities at value                                   $4,756,889
Interest  and  dividends  receivable                                      7,016
Cash                                                                     79,526
Receivable  from  Conseco,  Inc.  and  Subsidiaries                       3,288
Receivable  for  Fund  shares  sold                                       5,000
--------------------------------------------------------------------------------
    Total  assets                                                     4,851,719
--------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
Accrued  expenses                                                        75,596
--------------------------------------------------------------------------------
    Total  liabilities                                                   75,596
--------------------------------------------------------------------------------
    Net  assets                                                      $4,776,123
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in  capital                                                     $5,141,691
Accumulated  undistributed  net  investment  income                      10,922
Accumulated  undistributed  net  realized loss on investments          (152,545)
Net  unrealized  depreciation  on  investments                         (223,945)
--------------------------------------------------------------------------------
    Net  assets                                                      $4,776,123
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
Shares outstanding (unlimited shares of par value $0.0001 authorized)   275,094
Net asset value, offering price and redemption price per share (Note 1)  $17.36
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
STATEMENT OF OPERATIONS                                            Annual Report
--------------------------------------------------------------------------------
For the year ended September 30, 2001

INVESTMENT INCOME:
Interest                                                               $  6,484
Dividends  (net  of  $956  in  taxes  withheld)                          91,361
--------------------------------------------------------------------------------
    Total  investment  income                                            97,845
--------------------------------------------------------------------------------
EXPENSES:
Investment  advisory  fees                                               33,233
Distribution and service fees:
  Advisor  class                                                            585
  Direct  class                                                          12,197
Administration  fee                                                      20,452
Transfer  agent  fees  and  expenses                                     65,682
Registration  and  filing  fees                                          28,328
Reports  -  printing                                                     26,449
Directors'  fees  and  expenses                                          26,001
Audit  expenses                                                           9,747
Custody                                                                   6,097
Legal                                                                     5,049
Insurance                                                                   737
Other  expenses                                                           1,685
--------------------------------------------------------------------------------
    Total  expenses                                                     236,242
--------------------------------------------------------------------------------
Less  fee  waiver  and/or  expense  reimbursement  (Note  3)           (159,550)
--------------------------------------------------------------------------------
    Net  expenses                                                        76,692
--------------------------------------------------------------------------------
    Net  investment  income                                              21,153
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on sales of investments                              (138,707)
Net change in unrealized appreciation or depreciation on investments    319,810
--------------------------------------------------------------------------------
    Net  realized  and unrealized gains (losses) on investments         181,103
--------------------------------------------------------------------------------
Net  increase  in  net  assets  from  operations                     $  202,256
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


STATEMENT  OF  CHANGES  IN  NET  ASSETS
--------------------------------------------------------------------------------
For  the  year  ended  September  30

                                                                      2001        2000
                                                                      ----------  -----------
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . .  $   21,153  $    33,839
Net realized gains (losses) on sales of investments. . . . . . . . .    (138,707)     195,422
Net change in unrealized appreciation or depreciation on investments     319,810     (309,778)
----------------------------------------------------------------------------------------------
    Net increase (decrease) from operations. . . . . . . . . . . . .     202,256      (80,517)
----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Advisor Class shares . . . . . . . . . . . . . . . . . . . . . . . .      (1,891)        (907)
Direct Class shares. . . . . . . . . . . . . . . . . . . . . . . . .     (37,783)     (10,019)
----------------------------------------------------------------------------------------------
    Total dividends from net investment income . . . . . . . . . . .     (39,674)     (10,926)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS OF NET CAPITAL GAINS:
Advisor Class shares . . . . . . . . . . . . . . . . . . . . . . . .      (9,978)      (1,355)
Direct Class shares. . . . . . . . . . . . . . . . . . . . . . . . .    (199,293)     (18,428)
----------------------------------------------------------------------------------------------
    Total distributions of net capital gains . . . . . . . . . . . .    (209,271)     (19,783)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     694,383    1,247,385
Reinvested dividends and distributions . . . . . . . . . . . . . . .     247,669       30,344
Shares redeemed. . . . . . . . . . . . . . . . . . . . . . . . . . .    (875,590)  (1,270,139)
----------------------------------------------------------------------------------------------
    Net increase from capital share transactions . . . . . . . . . .      66,462        7,590
----------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets. . . . . . . . . . . . .      19,773     (103,636)
----------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .   4,756,350    4,859,986
----------------------------------------------------------------------------------------------
End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $4,776,123  $ 4,756,350
----------------------------------------------------------------------------------------------
Including undistributed net investment income. . . . . . . . . . . .  $   10,922  $    29,464

The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------



                                                                     2001          2000
                                                                     ---------     ----------
SHARE DATA:
ADVISOR CLASS SHARES:
Sold                                                                     2,140         8,850
Reinvested dividends and distributions                                     927           161
Shares redeemed                                                        (20,212)       (6,279)
Shares transferred to direct class                                        (996)            -
---------------------------------------------------------------------------------------------
    Net increase (decrease)                                            (18,141)        2,732
---------------------------------------------------------------------------------------------
Shares outstanding:
Beginning of period                                                     18,141        15,409
---------------------------------------------------------------------------------------------
End of period                                                                -        18,141
---------------------------------------------------------------------------------------------

DIRECT CLASS SHARES:
Sold                                                                    21,950        63,548
Shares transferred from advisor class                                      753             -
Reinvested dividends and distributions                                  14,078         1,529
Shares redeemed                                                        (19,425)      (68,117)
---------------------------------------------------------------------------------------------
    Net increase (decrease)                                             17,356        (3,040)
---------------------------------------------------------------------------------------------
Shares outstanding:
Beginning of period                                                    257,738       260,778
---------------------------------------------------------------------------------------------
End of period                                                          275,094       257,738
---------------------------------------------------------------------------------------------

ADVISOR CLASS DOLLARS:
Shares sold                                                          $  30,164   $   118,898
Reinvested dividends and distributions                                  11,725         2,235
Shares redeemed                                                       (278,006)      (82,617)
Shares transferred to direct class                                     (13,332)            -
---------------------------------------------------------------------------------------------
  Net increase (decrease)                                            $(249,449)  $    38,516
---------------------------------------------------------------------------------------------

DIRECT CLASS DOLLARS:
Shares sold                                                          $ 664,219   $ 1,128,487
Reinvested dividends and distributions                                 235,944        28,108
Shares redeemed                                                       (597,584)   (1,187,521)
Shares transferred from advisor class                                   13,332             -
---------------------------------------------------------------------------------------------
  Net increase (decrease)                                            $ 315,911   $   (30,926)
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2001

NUMBER OF
SHARES                                                                                                VALUE
------                                                                                                ------
COMMON STOCKS  (99.6%)

AMUSEMENT AND RECREATION SERVICES (7.2%)
  7,750    Dover Downs Entertainment, Inc.                                                            $   95,945
  3,250    Harrah's Entertainment, Inc. (a)                                                               87,782
  2,500    International Speedway Corporation - Class A                                                   87,075
  3,650    Speedway Motorsports, Inc. (a)                                                                 72,562
                                                                                                      ----------
                                                                                                         343,364
                                                                                                      ----------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY AND MOBILE HOME DEALERS  (4.2%)
  1,925    The Home Depot, Inc.                                                                           73,862
  4,000    Lowe's Companies, Inc.                                                                        126,600
                                                                                                      ----------
                                                                                                         200,462
                                                                                                      ----------
CHEMICALS AND ALLIED PRODUCTS  (4.9%)
  1,775    E. I. Du Pont de Nemours and Co.                                                               66,598
  1,950    Pfizer, Inc.                                                                                   78,195
  1,200    The Procter & Gamble Co. (Tide)                                                                87,348
                                                                                                      ----------
                                                                                                         232,141
                                                                                                      ----------
COMMUNICATIONS  (4.4%)
  2,300    BellSouth Corp.                                                                                95,565
  6,100    Global Crossing Ltd. (a)                                                                       10,980
  4,400    Sprint Corporation                                                                            105,644
                                                                                                      ----------
                                                                                                         212,189
                                                                                                      ----------
DEPOSITORY INSTITUTIONS  (1.5%)
  2,400    MBNA Corp.                                                                                     72,696
                                                                                                      ----------
DURABLE GOODS - WHOLESALE  (15.9%)
 35,750    Action Performance Companies, Inc. (a)                                                        651,008
  3,350    Genuine Parts Co. (NAPA)                                                                      106,731
                                                                                                      ----------
                                                                                                         757,739
                                                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------

NUMBER OF
SHARES                                                                                                VALUE
------                                                                                                ------
EATING AND DRINKING PLACES  (3.7%)
  4,700    CBRL Group, Inc. (Cracker Barrel)                                                          $  103,259
  2,700    McDonald's Corp.                                                                               73,278
                                                                                                      ----------
                                                                                                         176,537
                                                                                                      ----------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND COMPONENTS, EXCEPT COMPUTER EQUIPMENT  (1.6%)
  2,000    General Electric Co. (NBC)                                                                     74,400
                                                                                                      ----------
FOOD AND KINDRED PRODUCTS  (16.4%)
  1,150    Adolph Coors Co. - Class B                                                                     51,750
  2,050    Anheuser-Busch Companies, Inc.                                                                 85,854
  1,475    The Coca-Cola Co.                                                                              69,104
  2,100    General Mills, Inc. (Cheerios)                                                                 95,550
  3,500    Kellogg Co.                                                                                   105,000
  4,125    PepsiCo, Inc.                                                                                 200,063
  2,000    Philip Morris Companies, Inc. (Miller Lite)                                                    96,580
  3,750    Sara Lee Corp.                                                                                 79,875
                                                                                                      ----------
                                                                                                         783,776
                                                                                                      ----------
FOOD STORES  (1.7%)
  3,300    The Kroger Co.                                                                                 81,312
                                                                                                      ----------
FURNITURE AND FIXTURES  (1.4%)
  2,950    Newell Rubbermaid, Inc.                                                                        66,994
                                                                                                      ----------
GENERAL MERCHANDISE STORES  (2.5%)
 16,850    Kmart Corp. (a)                                                                               117,782
                                                                                                      ----------
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (3.4%)
  2,350    The Black & Decker Corp.                                                                       73,320
  2,025    Caterpillar, Inc.                                                                              90,720
                                                                                                      ----------
                                                                                                         164,040
                                                                                                      ----------
INSURANCE CARRIERS (1.0%)
  6,900    Conseco, Inc. (a), (c).                                                                        50,094
                                                                                                      ----------

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
September 30, 2001

LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE  (1.8%)
  2,900    Georgia-Pacific Group                                                                      $   83,491
                                                                                                      ----------
MOTION PICTURES  (1.7%)
  2,475    AOL Time Warner Inc. (a) (TBS, Cartoon Network)                                                81,922
                                                                                                      ----------
MOTOR FREIGHT TRANSPORTATION, WAREHOUSE  (1.7%)
  1,550    United Parcel Service, Inc. Class B                                                            80,569
                                                                                                      ----------
PETROLEUM REFINING AND RELATED INDUSTRIES  (11.6%)
  2,450    Ashland, Inc. (Valvoline)                                                                      94,447
  2,000    BP Amoco p.l.c. ADR (b)                                                                        98,340
  1,950    Exxon Mobil Corp.                                                                              76,830
  6,900    Pennzoil-Quaker State Co.                                                                      77,142
  2,120    Phillips Petroleum Company                                                                    114,353
  1,450    Texaco, Inc.                                                                                   94,250
                                                                                                      ----------
                                                                                                         555,362
                                                                                                      ----------
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES  (1.6%)
  2,400    Eastman Kodak Co.                                                                              78,072
                                                                                                      ----------
PRINTING, PUBLISHING & ALLIED  (1.4%)
  2,750    News Corporation Ltd. ADR (b)                                                                  66,275
                                                                                                      ----------
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS  (1.5%)
  3,850    The Goodyear Tire & Rubber Co.                                                                 70,956
                                                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report
--------------------------------------------------------------------------------

TOBACCO PRODUCTS  (2.2%)
  1,850    R.J. Reynolds Tobacco Holdings, Inc.                                                       $  105,709
                                                                                                      ----------
TRANSPORTATION EQUIPMENT  (6.3%)
  2,125    DaimlerChrysler AG (d)                                                                         63,707
  7,900    Delphi Automotive Systems Corp.                                                                92,825
  4,000    Ford Motor Co.                                                                                 69,400
  1,750    General Motors Corp.                                                                           75,075
                                                                                                      ----------
                                                                                                         301,007
                                                                                                      ----------
           TOTAL COMMON STOCK (cost $4,980,834)                                                        4,756,889
                                                                                                      ----------
TOTAL INVESTMENTS (cost $4,980,834) (99.6%)                                                            4,756,889
                                                                                                      ----------
OTHER ASSETS, LESS LIABILITIES  (0.4%)                                                                    19,234
                                                                                                      ----------
TOTAL NET ASSETS  (100.0%)                                                                            $4,776,123
                                                                                                      ==========

----------
(A)  Non-income producing security.
(B)  ADR - American Depository Receipts.
(C) as defined in section (2)(a)(3) of the investment company act of 1940, Conseco, Inc. Is an affiliate of the fund. Transactions by the fund with shares Of conseco, inc. Are as follows:



SHARE BALANCE AT                      SHARE BALANCE AT
SEPTEMBER 30, 2000  PURCHASES  SALES  SEPTEMBER 30, 2001  DIVIDENDS   GAINS/LOSSES
------------------  ---------  -----  ------------------  ----------  -------------
5,250                1,650      -      6,900              $        -  $           -

(D) Foreign security.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2001

1. ORGANIZATION
     Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), formerly StockCar Stocks Mutual Fund, Inc. was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of Conseco StockCar Stocks Index Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the "series" type under the Investment Company Act of 1940 (the "1940 Act"). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund's investment strategy is to emphasize growth of capital and current income by investing in the companies of the Conseco StockCar Stocks Index (the "Index"). The Index consists of 49 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winston cup racing teams or races, or they earn money from NASCAR Winston Cup events.

     On September 17, 2001, the Conseco StockCar Stocks Index Fund advisor class was closed as approved by management. Shareholders were allowed to exchange their advisor class shares into the Conseco StockCar Stocks Index Fund direct class shares, or redeem their shares.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

     The investments in the portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

     Common stocks and other equity-type securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking sales, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Directors (the "Directors"). Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market.

Dividends to Shareholders

     Dividends, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends at other intervals.

     Dividends to shareholders from net investment income are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

     For federal income tax purposes, the Fund intends to qualify as a registered investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

     Expenses directly attributable to the Fund are charged to operations. Expenses directly attributable to a class of shares are charged to that class. The Fund pays the expenses of its Directors who are not affiliated persons of the Adviser or the Company.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. AGREEMENTS WITH SUBSIDIARIES OF CONSECO

Investment Advisory Agreement

     The Adviser supervises the Company's management and investment program, performs a variety of services in connection with the management and operation of the Fund and pays all compensation of officers and Directors who are affiliated persons of the Adviser or the Company. Under the investment advisory agreement, the Adviser receives an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund. The total fees incurred for such services for the fiscal year ended September 30, 2001 were $33,233.

     The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other operating expenses until April 30, 2002 to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of the Fund's average daily net assets.

                                              CONSECO STOCKCAR STOCKS INDEX FUND
                                                                   Annual Report

Administration Agreement

     Conseco Services, LLC (the "Administrator"), a wholly-owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervises the maintenance of books and records of the Fund and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the average daily net assets of the Fund. The total fees incurred for such services for the fiscal year ended September 30, 2001 were $20,452.

Distribution Agreements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for the Fund pursuant to a Principal Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as any advertising or sales literature.

     The Company has adopted a Plan of Distribution and Service Pursuant to Rule 12b-1 (the "Plan") under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

     Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan authorizes payments up to an annual rate of 0.25% of its average daily net assets to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets.

     Pursuant to the Plan, the Distributor is paid a monthly fee equal to an annual rate of 0.25% of the average net assets of the Fund for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the Distributor. It is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services. The total fees incurred for such services for the fiscal year ended September 30, 2001 were $12,782.

4. INVESTMENT TRANSACTIONS

     The cost of investments and the composition of gross unrealized appreciation and depreciation of investments at September 30, 2001, for federal income tax purposes are shown below:
Gross unrealized appreciation                                       $   806,790
Gross unrealized depreciation                                        (1,032,314)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (225,524)
--------------------------------------------------------------------------------
Cost of investments                                                 $ 4,982,413

     The difference between the cost amount for book purposes is due to deferred wash losses. The Fund realized, on a tax basis, post-October losses through September 30, 2001 of $150,966, which are not recognized for tax purposes until the first day of the following fiscal year. During the year ended September 30, 2001, the Fund paid capital gains distributions (taxable as long-term capital gains) to shareholders of $55,605 (unaudited).

     The aggregate cost of purchases and the aggregate proceeds from sales of investments, excluding short-term investments, for the fiscal year ended September 30, 2001, are shown below:
Purchases                                                            $1,814,469
Sales                                                                 1,996,535

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding during the year ended September 30


DIRECT CLASS SHARES
                                                                     2001     2000     1999
                                                                    -------  -------  -------
Net asset value per share, beginning of period . . . . . . . . . .  $17.52   $17.84   $15.00
Income from investment operations:
    Net investment income. . . . . . . . . . . . . . . . . . . . .    0.08     0.12     0.02
    Net realized gains (losses) and change in unrealized
      appreciation or depreciation on investments. . . . . . . . .    0.71    -0.34     2.82
      Total income (loss) from investment operations . . . . . . .    0.79    -0.22     2.84
Distributions:
    Dividends from net investment income . . . . . . . . . . . . .   -0.15    -0.03        .
    Distribution of net capital gains. . . . . . . . . . . . . . .    -0.8    -0.07        .
      Total distributions. . . . . . . . . . . . . . . . . . . . .   -0.95     -0.1        .
      Net asset value per share, end of period . . . . . . . . . .  $17.36   $17.52   $17.84
    Total return . . . . . . . . . . . . . . . . . . . . . . . . .    4.69%   -1.24%   18.93%
Ratios/supplemental data:
    Net assets (dollars in thousands), end of period . . . . . . .  $4,776   $4,756   $4,860
    Ratio of expenses to average net assets
      Before expense reimbursement . . . . . . . . . . . . . . . .    4.62%    2.62%    1.41%
      After expense reimbursement. . . . . . . . . . . . . . . . .    1.50%    1.44%    1.41%
    Ratio of net investment income (loss) to average net assets(d)
      Before expense reimbursement . . . . . . . . . . . . . . . .   -2.71%   -0.52%    0.28%
      After expense reimbursement. . . . . . . . . . . . . . . . .    0.41%    0.66%    0.28%
Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . . .    0.36%    0.37%    0.07%

                                              CONSECO STOCKCAR STOCKS INDEX FUND
REPORT OF INDEPENDENT ACCOUNTANTS                                  Annual Report
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF CONSECO STOCKCAR STOCKS INDEX FUND

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco StockCar Stocks Index Fund (the "Fund") at September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                   /s/PricewaterhouseCoopers LLP
                                                      PricewaterhouseCoopers LLP
                                                               Chicago, Illinois
                                                               November 27, 2001

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
WILLIAM P. DAVES, JR.
Chairman of the Board
Insurance and healthcare industries consultant
Chairman and CEO, FFG Insurance Co.

GREGORY J. HAHN, CFA
Senior VP, Portfolio Analytics
Chief Fixed Income Investment Officer
Conseco Capital Management, Inc.

DR. R. JAN LECROY
Director, Southwest Securities Group, Inc.
Former President, Dallas Citizens Council

DAVID N. WALTHALL
Principal, Walthall Asset Management

MAXWELL E. BUBLITZ, CFA
President, Conseco Fund Group
Director, President and CEO, Conseco Capital Management, Inc.
Senior VP of Investments, Conseco, Inc.

HAROLD W. HARTLEY, CFA
Director, Ennis Business Forms, Inc.
Former Executive VP, Tenneco Financial Services, Inc.

DR. JESS H. PARRISH
Higher education consultant
Former President, Midland College


INVESTMENT ADVISER
Conseco Capital Management, Inc.
Carmel, IN

TRANSFER AGENT
Firstar Mutual Fund Services, LLC
Milwaukee, WI

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Chicago, IL

DISTRIBUTOR
Conseco Equity Sales, Inc.
Carmel, IN

CUSTODIAN
The Bank of New York
New York, NY

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
Washington, DC

CONSECO STOCKCAR STOCKS INDEX FUND

Distributed by:
CONSECO EQUITY SALES, INC.
11815 N. Pennsylvania St. Carmel, IN 46032
Member NASD

Shareholder Services: 800-494-2755